Exhibit 99.1

60 Degrees Pharmaceuticals Announces Pricing of Up to $10 Million Public Offering

$5 million upfront with up to an additional $5 million of potential aggregate gross proceeds upon the exercise in full of short-term warrants

WASHINGTON, July 15, 2025 (GLOBE NEWSWIRE) -- 60 Degrees Pharmaceuticals, Inc. (the “Company” or “60 Degrees”) (Nasdaq: SXTP; SXTPW), a pharmaceutical company focused on developing new medicines for infectious diseases, today announced the pricing of a public offering of 2,631,578 shares of the Company’s common stock (or pre-funded warrants in lieu thereof) and accompanying Series A-1 warrants to purchase up to 2,631,578 shares of common stock and short-term Series A-2 warrants to purchase up to 2,631,578 shares of common stock, at a combined offering price of $1.90 per share of common stock (or per pre-funded warrant in lieu thereof) and accompanying warrants.

The Series A-1 warrants will have an exercise price of $1.90 per share, will be exercisable upon issuance and will expire five years thereafter. The short-term Series A-2 warrants will have an exercise price of $1.90 per share, will be exercisable upon issuance and will expire 18 months thereafter. The closing of the offering is expected to occur on or about July 16, 2025, subject to the satisfaction of customary closing conditions.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offering.

The gross proceeds to the Company from the offering are expected to be approximately $5 million, before deducting the placement agent’s fees and other offering expenses payable by the Company. The potential additional gross proceeds to the Company from the short-term Series A-2 warrants, if fully exercised on a cash basis, will be approximately $5 million. No assurance can be given that any of the short-term Series A-2 warrants will be exercised. The Company intends to use the net proceeds from this offering for working capital and general corporate purposes.

The securities described above are being offered pursuant to a registration statement on Form S-1 (File No. 333-288550) originally filed with the Securities and Exchange Commission (“SEC”) on July 7, 2025 and declared effective on July 15, 2025. The offering is being made only by means of a prospectus, which forms a part of the effective registration statement. A preliminary prospectus relating to the offering has been filed with the SEC. When available, electronic copies of the final prospectus may be obtained for free on the SEC’s website located at http://www.sec.gov and may also be obtained by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About 60 Degrees Pharmaceuticals, Inc.

60 Degrees Pharmaceuticals, Inc., founded in 2010, specializes in developing and marketing new medicines for the treatment and prevention of infectious diseases that affect the lives of millions of people. 60 Degrees Pharmaceuticals, Inc. achieved FDA approval of its lead product, ARAKODA® (tafenoquine), for malaria prevention, in 2018. 60 Degrees Pharmaceuticals, Inc. also collaborates with prominent research organizations in the U.S., Australia, and Singapore. The 60 Degrees Pharmaceuticals, Inc. mission has been supported through in-kind funding from the U.S. Department of Defense and private institutional investors including Knight Therapeutics Inc., a Canadian-based pan-American specialty pharmaceutical company. 60 Degrees Pharmaceuticals, Inc. is headquartered in Washington D.C., with a majority-owned subsidiary in Australia. Learn more at www.60degreespharma.com. The statements contained herein may include prospects, statements of future expectations and other forward-looking statements that are based on management’s current views and assumptions and involve known and unknown risks and uncertainties. Actual results, performance or events may differ materially from those expressed or implied in such forward-looking statements.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements includes those concerning the completion of the offering, the satisfaction of customary closing conditions related to the offering, the intended use of proceeds from the offering and the exercise of the warrants prior to their expiration. Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, activities of regulators and future regulations and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: there is substantial doubt as to our ability to continue on a going-concern basis; we might not be eligible for Australian government research and development tax rebates; if we are not able to successfully develop, obtain FDA approval for, and provide for the commercialization of non-malaria prevention indications for tafenoquine (ARAKODA® or other regimen) or Celgosivir in a timely manner, we may not be able to expand our business operations; we may not be able to successfully conduct planned clinical trials or patient recruitment in our trials might be slow or negligible; and we have no manufacturing capacity which puts us at risk of lengthy and costly delays of bringing our products to market. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the information contained in preliminary prospectus filed in connection with the offering, our Annual Report on Form 10-K filed with the SEC on March 27, 2025, and our subsequent SEC filings. Investors and security holders are urged to read these documents free of charge on the SEC’s website at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, market and other conditions, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Contact:

Sheila A. Burke

SheilaBurke-consultant@60degreespharma.com
(484) 667-6330

Investor Contact:
Patrick Gaynes
patrickgaynes@60degreespharma.com